EFFECTIVE DECEMBER 28, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 28, 2007

Key Tronic Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington	99216
(Address of principal executive offices)	(Zip Code)

(509) 928-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the E2xchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 28, 2007, the Board of Directors of Key Tronic Corporation appointed George Robert Alford its Executive Vice President of Materials, effective January 6, 2008, and approved an increase in Mr. Alford’s biweekly salary from $6,461.54 to $7,308.00, effective January 6, 2008. Mr. Alford has served as the Corporation’s Vice President of Materials since July 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION
(Registrant)

Date:	December 28, 2007

		By:	/s/ Ronald F. Klawitter
Ronald F. Klawitter, Executive Vice President of Administration and Treasurer